                                                                    EXHIBIT 4.01




                             SUPPLEMENTAL INDENTURE


                          (DATED AS OF AUGUST 15, 2002)


                                    --------


                       PUBLIC SERVICE COMPANY OF COLORADO


                                       TO


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   AS TRUSTEE


                                    --------


                   CREATING AN ISSUE OF FIRST MORTGAGE BONDS,
                               COLLATERAL SERIES G

                                    --------

      (SUPPLEMENTAL TO INDENTURE DATED AS OF DECEMBER 1, 1939, AS AMENDED)

         SUPPLEMENTAL INDENTURE, dated as of August 15, 2002, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (the "Company"), party of the first part, and U.S. BANK TRUST NATIONAL ASSOCIATION (FORMERLY FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION), a national banking association, as successor trustee (the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), party of the second part.

         WHEREAS, the Company heretofore executed and delivered to the Trustee its Indenture, dated as of December 1, 1939 (the "Principal Indenture"), to secure its First Mortgage Bonds from time to time issued thereunder; and

         WHEREAS, the Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for certain purposes, including the creation of series of bonds, the subjection to the lien of the Principal Indenture of property acquired after the execution and delivery thereof, the amendment of certain provisions of the Principal Indenture and the appointment of the successor Trustee; and

         WHEREAS, the Principal Indenture as supplemented and amended by all Supplemental Indentures heretofore executed by the Company and the Trustee is hereinafter referred to as the "Indenture", and, unless the context requires otherwise, references herein to Articles and Sections of the Indenture shall be to Articles and Sections of the Principal Indenture as so amended; and

         WHEREAS, the Company proposes to create a new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Collateral Series G (the "Collateral Series G Bonds"), to be issued and delivered to the trustee under the 1993 Mortgage (as hereinafter defined) as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities, all as hereinafter provided, and to vary in certain respects the covenants and provisions contained in Article V of the Indenture, to the extent that such covenants and provisions apply to the Collateral Series G Bonds; and

         WHEREAS, the Company, pursuant to the provisions of the Indenture, has, by appropriate corporate action, duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Collateral Series G Bonds and of specifying the form, provisions and particulars thereof, as in the Indenture provided or permitted and of giving to the Collateral Series G Bonds the protection and security of the Indenture; and

         WHEREAS, the Company has acquired the additional property hereinafter described, and the Company desires that such additional property so acquired be specifically subject to the lien of the Indenture; and

         WHEREAS, the Company represents that all acts and proceedings required by law and by the charter and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Collateral Series G Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the

         Principal Indenture and all indentures supplemental thereto, including this Supplemental Indenture, valid, binding and legal instruments for the security of the bonds of all series, including the Collateral Series G Bonds, in accordance with the terms of such bonds and such instruments, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         That Public Service Company of Colorado, the Company named in the Indenture, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in pursuance of the direction and authority of the Board of Directors of the Company given at a meeting thereof duly called and held, and in order to create the Collateral Series G Bonds and to specify the form, terms and provisions thereof, and to make definite and certain the lien of the Indenture upon the premises hereinafter described and to subject said premises directly to the lien of the Indenture, and to secure the payment of the principal of and premium, if any, and interest, if any, on all bonds from time to time outstanding under the Indenture, including the Collateral Series G Bonds, according to the terms of said bonds, and to secure the performance and observance of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto U.S. Bank Trust National Association, as Trustee, and its successor or successors in the trust and its and their assigns forever, the property described in Schedule B hereto (which is described in such manner as to fall within and under the headings or parts or classifications set forth in the Granting Clauses of the Principal Indenture);

         TO HAVE AND TO HOLD the same and all and singular the properties, rights, privileges and franchises described in the Principal Indenture and in the several Supplemental Indentures hereinabove referred to and in this Supplemental Indenture and owned by the Company on the date of the execution and delivery hereof (other than property of a character expressly excepted from the lien of the Indenture as therein set forth) unto the Trustee and its successor or successors and assigns forever;

         SUBJECT, HOWEVER, to permitted encumbrances as defined in the Indenture;

         IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture, including the Collateral Series G Bonds, without preference, priority or distinction as to lien (except as any sinking, amortization, improvement or other fund established in accordance with the provisions of the Indenture or any indenture supplemental thereto may afford additional security for the bonds of any particular series) of any of said bonds over any others thereof by reason of series, priority in the time of the issue or negotiation thereof, or otherwise howsoever, except as provided in Section 2 of
         Article IV of the Indenture.

                                   ARTICLE ONE

            CREATION AND DESCRIPTION OF THE COLLATERAL SERIES G BONDS

                  SECTION 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series G. The Collateral Series G Bonds shall be limited to an aggregate principal amount of Forty Eight Million Seven Hundred and Fifty Thousand dollars ($48,750,000), excluding any Collateral Series G Bonds which may be authenticated and exchanged for or in lieu of or in substitution for or on transfer of other Collateral Series G Bonds pursuant to any provisions of the Indenture. The Collateral Series G Bonds shall mature on January 1, 2019. The Collateral Series G Bonds shall not bear interest.

         The principal of each Collateral Series G Bond shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee (as hereinafter defined) is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         The Collateral Series G Bonds shall be issued and delivered by the Company to U.S. Bank Trust National Association, as successor trustee under the Indenture, dated as of October 1, 1993, as supplemented (the "1993 Mortgage"), of the Company to such successor trustee (the "1993 Mortgage Trustee"), as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities. As provided in the 1993 Mortgage, the Collateral Series G Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

         Any payment or deemed payment by the Company under the 1993 Mortgage of the principal of the securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series G Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series G Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series G Bonds which is then due.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series G Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series G Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

         Each Collateral Series G Bond shall be dated as of the date of its authentication.

         The Collateral Series G Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

         The Collateral Series G Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that the Collateral Series G Bonds shall not be transferrable except to a successor trustee under the 1993 Mortgage. No service charge shall be made for any exchange or transfer of any Collateral Series G Bond.

                  SECTION 2. The text of the Collateral Series G Bonds shall be substantially in the form attached hereto as Exhibit A.

                  SECTION 3. The Collateral Series G Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

                                   ARTICLE TWO

                   REDEMPTION OF THE COLLATERAL SERIES G BONDS

                  SECTION 1. Each Collateral Series G Bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

                  SECTION 2. The provisions of Sections 3, 4, 5, 6 and 7 of
Article V of the Indenture shall be applicable to the Collateral Series G Bonds, except that (a) no publication of notice of redemption of the Collateral Series G Bonds shall be required and (b) if less than all the Collateral Series G Bonds are to be redeemed, the Collateral Series G Bonds to be redeemed shall be selected in the principal amounts designated to the Trustee by the Company, and except as such provisions may otherwise be inconsistent with the provisions of this Article Two.

                  SECTION 3. The holder of each and every Collateral Series G Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article Two.

                                  ARTICLE THREE

                         ACKNOWLEDGMENT OF RIGHT TO VOTE
                           OR CONSENT WITH RESPECT TO
                         CERTAIN AMENDMENTS TO INDENTURE

         The Company hereby acknowledges the right of the holders of the Collateral Series G Bonds to vote or consent with respect to any or all of the modifications to the Indenture referred to in Article Three of the Supplemental Indenture, dated as of March 1, 1980, irrespective of the fact that the Bonds of the Second 1987 Series are no longer outstanding; provided, however, that such acknowledgment shall not impair (a) the right of the Company to make such modifications without the consent or other action of the holders of the Bonds of the 2020 Series or the bonds of any other series subsequently created under the Indenture with respect to which the Company has expressly reserved such right or (b) the right of the Company to reserve the right to make such modifications without the consent or other action of the holders of bonds of one or more, or any or all, series created subsequent to the creation of the Collateral Series G Bonds.

                                  ARTICLE FOUR

                                   THE TRUSTEE

         The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions set forth in the Indenture and this Supplemental Indenture. The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article XII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

                  SECTION 1. Subject to the variations contained in Article Two of this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Principal Indenture, this Supplemental Indenture and all other indentures supplemental to the Principal Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the properties subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.

         All covenants and provisions of the Indenture shall continue in full force and effect and this Supplemental Indenture shall form part of the Indenture.

                  SECTION 2. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall not be a Business Day (as defined in the 1993 Mortgage), such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

                  SECTION 3. The terms defined in the Indenture shall, for all purposes of this Supplemental Indenture, have the meaning specified in the Indenture except as set forth in Section 4 of this Article or otherwise set forth in this Supplemental Indenture or unless the context clearly indicates some other meaning to be intended.

                  SECTION 4. Any term defined in Section 303 of the Trust Indenture Act of 1939, as amended, and not otherwise defined in the Indenture shall, with respect to this Supplemental Indenture and the Collateral Series G Bonds, have the meaning assigned to such term in Section 303 as in force on the date of the execution of this Supplemental Indenture.

                  SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, Public Service Company of Colorado, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President, an Executive Vice President, a Senior Vice President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and U.S. Bank Trust National Association, the party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and its corporate seal to be affixed by one of its Vice Presidents and attested by one of its Assistant Secretaries, for and in its behalf, all as of the day and year first above written.

                                         PUBLIC SERVICE COMPANY OF
                                          COLORADO



                                         By:/s/ Paul E. Pender
                                            ------------------
                                            Name:   Paul E. Pender
                                            Title:  Vice President and Treasurer


ATTEST: /s/ Nancy Haley
       ----------------
       Name:   Nancy Haley
       Title:  Assistant Secretary
                                         U.S. BANK TRUST
                                          NATIONAL ASSOCIATION,
                                             as Trustee


                                         By: /s/ Ignazio Tamburello
                                             ----------------------
                                             Name:   Ignazio Tamburello
                                             Title:  Assistant Vice President


ATTEST: /s/ Adam Berman
       ----------------
       Name:   Adam Berman
       Title:  Trust Officer

STATE OF MINNESOTA         )
                           )  ss.:
CITY OF MINNEAPOLIS        )


         On this 9th day of September, 2002, before me, Sharon M. Quellhorst, a duly authorized Notary Public in and for said City and in the State aforesaid, personally appeared Paul E. Pender and Nancy Haley to me known to be a Vice President and Treasurer and the Assistant Secretary, respectively, of PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado, one of the corporations that executed the within and foregoing instrument; and the said Vice President and Treasurer and Assistant Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                  /s/ Sharon M. Quelhorst
                                  Name:  Sharon M. Quellhorst
                                  Notary Public, State of Minnesota

                                  Commission Expires:  January 31, 2005

STATE OF NEW YORK                )
                                 )  ss.:
CITY AND COUNTY OF NEW YORK      )


         On this 10th day of September, 2002, before me, Rouba Fakih, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Ignazio Tamburello and Adam Berman to me known to be an Assistant Vice President and a Trust Officer, respectively, of U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, one of the corporations that executed the within and foregoing instrument; and the said Assistant Vice President and Assistant Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                    /s/ Rouba Fakih
                                    ---------------
                                    Name:  Rouba Fakih
                                    Notary Public, State of New York

                                    Commission Expires February 20, 2003

                                                                       EXHIBIT A



                        FORM OF COLLATERAL SERIES G BOND

         THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE INDENTURE, DATED AS OF OCTOBER 1, 1993, AS SUPPLEMENTED, BETWEEN PUBLIC SERVICE COMPANY OF COLORADO AND U.S. BANK TRUST NATIONAL ASSOCIATION (FORMERLY FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION), AS SUCCESSOR TRUSTEE THEREUNDER.

                       PUBLIC SERVICE COMPANY OF COLORADO

                              FIRST MORTGAGE BOND,

                               Collateral Series G

                                    DUE 2019

REGISTERED                                                            REGISTERED

No. 1                                                                $48,750,000


         FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), promises to pay to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor trustee (the "1993 Mortgage Trustee") under the Indenture, dated as of October 1, 1993 (the "1993 Mortgage"), of the Company, or registered assigns, Forty Eight Million Seven Hundred Fifty Thousand Dollars on January 1, 2019, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located. This bond shall not bear interest. The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         Any payment or deemed payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (the "1993 Mortgage Securities") (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to U.S. BANK TRUST



                                  EXHIBIT A-1

NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), as successor trustee (hereinafter called the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 2002 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture. The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders' meetings. This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series G, of the Company.

         This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

         The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

         This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal amount, all as provided in the Indenture. No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.


                                  EXHIBIT A-2

         No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

         This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by U.S. Bank Trust National Association, or its successor, as Trustee under the Indenture.

         IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a Vice President and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:                                         PUBLIC SERVICE COMPANY OF
                                               COLORADO



                                               By:
                                                  ------------------------------
                                                   Vice President and Treasurer

ATTEST:
       ------------------------------
       Assistant Secretary


                          CERTIFICATE OF AUTHENTICATION

         This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:                                         U.S. BANK TRUST
                                               NATIONAL ASSOCIATION,
                                                     AS TRUSTEE


                                               By:
                                                  ------------------------------
                                                              Authorized Officer




                                   EXHIBIT A-3

                                                                      SCHEDULE A


                             SUPPLEMENTAL INDENTURES

         DATE OF                      SERIES OF BONDS                    PRINCIPAL               PRINCIPAL
      SUPPLEMENTAL                    ---------------                  AMOUNT ISSUED               AMOUNT
        INDENTURE                                                      -------------            OUTSTANDING
        ---------                                                                               -----------

March 14, 1941                              None                             --                      --
May 14, 1941                                None                             --                      --
April 28, 1942                              None                             --                      --
April 14, 1943                              None                             --                      --
April 27, 1944                              None                             --                      --
April 18, 1945                              None                             --                      --
April 23, 1946                              None                             --                      --
April 9, 1947                               None                             --                      --
June 1, 1947*                      2-7/8% Series due 1977             $ 40,000,000                  None
April 1, 1948                               None                             --                      --
May 20, 1948                                None                             --                      --
October 1, 1948                    3-1/8% Series due 1978               10,000,000                  None
April 20, 1949                              None                             --                      --
April 24, 1950                              None                             --                      --
April 18, 1951                              None                             --                      --
October 1, 1951                    3-1/4% Series due 1981               15,000,000                  None
April 21, 1952                              None                             --                      --
December 1, 1952                            None                             --                      --
April 15, 1953                              None                             --                      --
April 19, 1954                              None                             --                      --
October 1, 1954*                   3-1/8% Series due 1984               20,000,000                  None
April 18, 1955                              None                             --                      --
April 24, 1956                              None                             --                      --
May 1, 1957*                       4-3/8% Series due 1987               30,000,000                  None
April 10, 1958                              None                             --                      --
May 1, 1959                        4-5/8% Series due 1989               20,000,000                  None
April 18, 1960                              None                             --                      --
April 19, 1961                              None                             --                      --
October 1, 1961                    4-1/2% Series due 1991               30,000,000                  None
March 1, 1962                      4-5/8% Series due 1992                8,800,000                  None
June 1, 1964                       4-1/2% Series due 1994               35,000,000                  None
May 1, 1966                        5-3/8% Series due 1996               35,000,000                  None
July 1, 1967*                      5-7/8% Series due 1997               35,000,000                  None
July 1, 1968*                      6-3/4% Series due 1998               25,000,000                  None
April 25, 1969                              None                             --                      --





                                  SCHEDULE A-1

         DATE OF                      SERIES OF BONDS                    PRINCIPAL               PRINCIPAL
      SUPPLEMENTAL                    ---------------                  AMOUNT ISSUED               AMOUNT
        INDENTURE                                                      -------------            OUTSTANDING
        ---------                                                                               -----------
                                            None                             --                      --
April 21, 1970
September 1, 1970                  8-3/4% Series due 2000               35,000,000                  None
February 1, 1971                   7-1/4% Series due 2001               40,000,000                  None
August 1, 1972                     7-1/2% Series due 2002               50,000,000                  None
June 1, 1973                       7-5/8% Series due 2003               50,000,000                  None
March 1, 1974                    Pollution Control Series A             24,000,000                  None
December 1, 1974                 Pollution Control Series B             50,000,000                  None
October 1, 1975                    9-3/8% Series due 2005               50,000,000                  None
April 28, 1976                              None                             --                      --

April 28, 1977                              None                             --                      --
November 1, 1977*                  8-1/4% Series due 2007               50,000,000                  None
April 28, 1978                              None                             --                      --
October 1, 1978                    9-1/4% Series due 2008               50,000,000                  None
October 1, 1979*                 Pollution Control Series C             50,000,000                  None
March 1, 1980*                      15% Series due 1987                 50,000,000                  None
April 28, 1981                              None                             --                      --
November 1, 1981*                Pollution Control Series D             27,380,000                  None
December 1, 1981*                 16-1/4% Series due 2011               50,000,000                  None
April 29, 1982                              None                             --                      --
May 1, 1983*                     Pollution Control Series E             42,000,000                  None

April 30, 1984                              None                             --                      --
March 1, 1985*                      13% Series due 2015                 50,000,000                  None
November 1, 1986*                Pollution Control Series F             27,250,000                  None
May 1, 1987*                       8.95% Series due 1992                75,000,000                  None
July 1, 1990*                      9-7/8% Series due 2020               75,000,000                  None
December 1, 1990*           Secured Medium-Term Notes, Series A        191,500,000**             15,000,000
March 1, 1992*                   8-1/8% Series due 2004 and            100,000,000              100,000,000
                                   8-3/4% Series due 2022              150,000,000              146,340,000
April 1, 1993*                   Pollution Control Series G             79,500,000               79,500,000
June 1, 1993*                    Pollution Control Series H             50,000,000               50,000,000
November 1, 1993*                   Collateral Series A                134,500,000              134,500,000

January 1, 1994*              Collateral Series B due 2001 and         102,667,000                  None
                                Collateral Series B due 2024           110,000,000              110,000,000
September 2, 1994                           None                             --                      --
(Appointment of
Successor Trustee)
May 1, 1996                         Collateral Series C                125,000,000              125,000,000


                                  SCHEDULE A-2

         DATE OF                      SERIES OF BONDS                    PRINCIPAL               PRINCIPAL
      SUPPLEMENTAL                    ---------------                  AMOUNT ISSUED               AMOUNT
        INDENTURE                                                      -------------            OUTSTANDING
        ---------                                                                               -----------

                                    Collateral Series D                250,000,000                  None
November 1, 1996
February 1, 1997                    Collateral Series E                150,000,000                  None
April 1, 1998                       Collateral Series F                250,000,000              250,000,000

--------------------
* Contains amendatory provisions
** $200,000,000 authorized



























                                  SCHEDULE A-3

                                                                      SCHEDULE B

                             DESCRIPTION OF PROPERTY

                                   PART FIRST.

                                    (PLANTS)

         The following electric generating plants, gas generating plants, gas holders, steam plant, ice plant, pressure pipe lines, gravity pipe lines, reservoir sites, power sites, gas regulating stations, substations and other properties of the Company, including all dams, power houses, transmission lines, buildings, forebays, reservoirs, races, raceways, pipes, head works, structures and works, and the lands of the Company on which the same are situated, and all the Company's lands, easements, rights, rights-of-way, water rights, rights to the use of water, including all of the Company's right, title and interest in and to any and all decrees therefor, flowage rights, flooding rights, permits, franchises, consents, privileges, licenses, poles, towers, wires, switch racks, insulators, pipes, machinery, engines, boilers, gas benches, condensers and scrubbers, exhausters, blowers and pumps, motors, gas boosters, air condensers, water pumps, governors, purifiers, tar separators, washers, automobiles, trucks, office furniture and fixtures, regulators, meters, tools, appliances, equipment, appurtenances and supplies forming a part of or appertaining to said plants, holders, sites, stations or other properties, or any of them, or used or enjoyed, or capable of being used or enjoyed in conjunction or connection therewith, all situated in the State of Colorado and the counties thereof, more particularly described as follows:

                                  ADAMS COUNTY

1.       SATRIANO TRACT

         That part of the NW1/4 NE1/4 of Section 11, Township 3 South, Range 68 West of the 6th P.M., being more particularly described as follows:

         Beginning at a point which is South 89 degrees 58' East 20 feet and North 395.6 feet from the Southwest corner of the NW1/4 NE1/4 of said Section; thence North 196.92 feet; thence North 88 degrees 36.9' East,
         165.65 feet; thence North 0 degrees 17' West, 109.93 feet; thence North 77 degrees 44.6' East 29.52 feet along the center line of the United Irrigation Ditch; thence South 438.11 feet; thence North 89 degrees 58' West 43.9 feet; thence North 115 feet; thence North 89 degrees 58' West 150 feet to the point of beginning,

         County of Adams,
         State of Colorado.

         (for informational purposes only)  6200 North Franklin Street

2.       ROSA TRACT

         Parcels of land more particularly described as follows:

         Parcel I:


                                  SCHEDULE B-1

         A portion of the N1/2 of NE1/4 of NE1/4 of Section 11, Township 3 South, Range 68 West of the 6th P.M., described as follows: Beginning at the Northwest Corner of said Tract, thence South 145 feet, thence East 110 feet, thence North 145 feet, thence West 110 feet to the Point of Beginning except the North 20 feet for road purposes.

         County of Denver,
         State of Colorado.

         Parcel II:

         That portion of the N1/2 of the NE1/4 of the NE1/4 of Section 11, Township 3 South, Range West of the 6th P.M., described as follows:

         Beginning at a point 110 feet East of the Northwest corner of said tract; thence South 145 feet; thence East 90 feet; thence North 145 feet; thence West 90 feet to the True Point of Beginning, except the North 20 feet for road purposes.

         County of Adams, State of Colorado.

                                 LA PLATA COUNTY

3.       COTTONWOOD GULCH GAS QUALITY CONTROL PLANT

         Tract A of Cottonwood Gulch, Minor Exemption Subdivision, Project No. 99-165, according to the plat thereof filed for record September 27, 1999 as Reception No. 775147.

                                  MORGAN COUNTY

4.       BADGER CREEK METER STATION

         A parcel of land lying in the Northeast one-quarter Section 36, Township 3 North, Range 58 West of the Sixth Principal Meridian, County of Morgan, State of Colorado, more particularly described as follows:

         Basis of bearings: the North line of the Northeast one-quarter of
         Section 36, Township 3 North, Range 58 West of the Sixth Principal Meridian, being monumented at the North one-quarter corner by a 1-1/2" iron pipe and at the Northeast corner of said Section by a 3-1/2" aluminum cap -- L.S. #23501, being assumed to bear N89 degrees 32'14"E.

         Commencing at the North one-quarter corner of said Section 36; thence N89 degrees 32'14"E along the North line of said Northeast one quarter, a distance of 520.00 feet to the Point of Beginning;

         Thence the following four (4) courses:

         1.       N89 degrees 32'14"E, along said North line, a distance of
                  100.00 feet to a point on the westerly line of that parcel of land owned by Colorado Interstate Gas Company;


                                  SCHEDULE B-2

         2. S00 degrees 01'46"W, along said westerly parcel line, a distance of 500.00 feet;

         3.       S89 degrees 32'14"W, a distance of 100.00 feet.

         4. N00 degrees 01'46"E, a distance of 500.00 feet to the Point of Beginning,

         Less right-of-way for Morgan County Road N,

         Containing a calculated area of 50,000 square feet or 1.148 acres.

                                  SUMMIT COUNTY

5.       HIGH TOR METER STATION

         A portion of the Braddock Placer M.S. 13465, Section 18, Township 6 South, Range 77 West of the Sixth Principal Meridian, located in the Town of Breckenridge, County of Summit, State of Colorado, being more particularly described as follows:

         Basis of bearings:         The westerly line of the Delaware Flats
                                    Annexation Plat Phase 3, as recorded under reception number 241384, Summit County records, being monumented at Corner 15 by a 2"x6" stone with no visible markings, and monumented at Corner 16 by a 9"x7" stone with no visible markings and steel pipe 3" diameter 3' high adjacent to said stone, with a line between bearing N07 degrees
                                    18'12"E.

         Commencing at said Corner 15, thence N77 degrees 51'25"E a distance of 1539.38 feet to a No. 4 rebar with a red plastic cap L.S.. 9939, said point being the Point of Beginning, thence the following four (4) courses:

         1) N77 degrees 06'29"W a distance of 49.95 feet to a recovered cross on rock;

         2) N12 degrees 42'36"E a distance of 49.89 feet to a No. 4 rebar with a red plastic cap L.S. 9939;

         3) S77 degrees 06'29"E a distance of 49.95 feet to a No. 4 rebar with a red plastic cap L.S. 9939;

         4) S12 degrees 42'36"W a distance of 49.89 feet to the Point of Beginning,

         Containing 2492 sq. ft., or 0.057 acres

                                  PUEBLO COUNTY

6.       SOUTH PUEBLO GAS  REGULATOR STATION


                                  SCHEDULE B-3

         A tract or parcel of land No. 3 Rev XA of the Dept. of Highways' Proj. No. FI 002-3(12), containing 0.076 acres (3,327 sq. ft.), more or less in the SE 1/4 of the SE 1/4 of Sec. 14, T.21 S., R. 65 W., of the Sixth P.M. in Pueblo County, Colorado, said tract or parcel being more particularly described as follows:

         Commencing at the SE Corner of Sec. 14, T.21 S., R. 65 W.; thence along the South line of said Sec. 14, S. 88 degrees , 36' W., a distance of
         272.1 feet to the Point of Beginning:

         1. Thence continuing along said South line, S. 88 degrees , 36' W., a distance of 50.0 feet;

         2.       Thence N. 01 degrees , 24' W., a distance of 50.0 feet;

         3.       Thence N. 88 degrees , 36' E., a distance of 83.1 feet;

         4. Thence S. 32 degrees , 05' W., a distance of 60.0 feet, more or less, to the Point of Beginning.

         The above described tract contains 0.076 acres (3,327 sq. ft.), more or less.



                                  PART SECOND.

                                  (SUBSTATIONS)

         The following electric substations and substation sites of the Company, including all buildings, structures, towers, poles, lines, and all equipment, appliances and devices for transforming, converting and distributing electric energy, and all the right, title and interest of the Company in and to the land on which the same are situated, and all of the Company's lands, easements, rights-of-way, rights, franchises, privileges, machinery, equipment, appliances, devices, appurtenances and supplies forming a part of said substations or any of them, or used or enjoyed, or capable of being used or enjoyed, in conjunction or connection with any thereof, all situated in the State of Colorado and the counties thereof, more particularly described as follows:

                                  ADAMS COUNTY

7.       TOWER 4 SUBSTATION SITE

         A portion of a parcel of land described in Book 4550, Page 465, Adams County Clerk and Recorder's Office, located in the Northwest Quarter of
         Section 27, Township 3 South, Range 66 West of the 6th Principal Meridian, Adams County, Colorado, being more particularly described as follows:

         COMMENCING at the North Quarter Corner of said Section 27, whence the Northwest Corner of said Section 27 bears S88 degrees 53'04"W a distance of 2638.04 feet;

         THENCE S00 degrees 08'03"E along the easterly line of the Northwest Quarter of said Section 27 a distance of 60.01 feet;



                                  SCHEDULE B-4

         THENCE S88 degrees 53'04"W along the southerly right-of-way line of East 38th Avenue as described in Book 2800, Page 680 a distance of
         882.04 feet to the POINT OF BEGINNING;

         THENCE S01 degrees 05'34"E a distance of 440.00 feet;

         THENCE S88 degrees 53'04"W a distance of 399.02 feet non-tangent with the following described curve;

         THENCE along the westerly line of said parcel of land described in Book 4550, Page 465, on the arc of a curve to the right, having a central angle of 03 degrees 28'41", a radius of 530.00 feet, a chord bearing N02 degrees 49'55"W a distance of 32.17 feet, and an arc distance of
         32.17 feet;

         THENCE N01 degrees 05'34"W continuing along the westerly line of said parcel, tangent with the last described curve a distance of 407.84 feet;


         THENCE N88 degrees 53'04"E along the southerly right-of-way line said East 35th Avenue a distance of 400.00 feet to the POINT OF BEGINNING.

         Containing 4.040 acres (175,989 sq. ft.) more or less.

8.       NEW WASHINGTON SUBSTATION

         A parcel of land decribed in Book Number 5210, Page 0031, Reception Number C0355049, recorded in the Adam County Clerk and Recorder's Office on January 15, 1998, being more particularly described as follows:

                    Lot 1, Block 1, Washington Electric Substation, Filing No. 1, County of Adams, State of Colorado.

9.       HOSMER TRUST TRACT

         A portion of the Southwest Quarter of Section 34, Township 1 South, Range 64 West of the 6th Principal Meridian, Adams County, Colorado, being more particularly described as follows:

         BEGINNING at the Northwest Corner of said Southwest Quarter of Section 34, whence the Southwest Corner of said Southwest Quarter of Section 34 bears S01 degrees 18'37"E a distance of 2636.70 feet;

         THENCE S89 degrees 47'30"E along the northerly line of said Southwest Quarter of Section 34 a distance of 1030.01 feet;

         THENCE S01 degrees 18"37"E a distance of 1631.67 feet;


                                  SCHEDULE B-5

         THENCE N89 degrees 47'30"W a distance of 1030.01 feet;

         THENCE N01 degrees 18'37"W along said westerly line of Southwest Quarter of Section 34 a distance of 1631.67 feet to the POINT OF BEGINNING.

         Containing 38.568 Acres, more or less.

                                 ALAMOSA COUNTY

10.      MOSCA SUBSTATION:  ADDITIONAL LAND

         A parcel of land more particularly described as follows:

         That part of the NE1/4 of Section 28, Township 40 North, Range 10 East of the N.M.P.M., described as beginning at a point on the North-South centerline of said Section 28 and a point on the South right-of-way line of County Lane 8 North (as fenced) from which the N1/4 corner bears N00'38'22"E, 25.91 feet; thence N88 degrees 33'59"E, along said right-of-way line 225.00 feet; thence S00 degrees 38'42", 30.90 feet; thence N88 degrees 32'09"E, 25.16 feet; thence S00 degrees 38'22"W,
         322.06 feet; thence N89 degrees 53'58"W, 250.00 feet to a point on said North-South centerline; thence N00 degrees 38'22"E, 346.25 feet to the true Point Of Beginning.

         Alamosa County, State of Colorado

                                  DENVER COUNTY

11.      BELLEVIEW - QUEBEC SUBSTATION SITE


         A parcel of land located in a portion of Lot 1, Block 1 of the 165 Subdivision Filing No. 1, recorded in Plat Book 29 at Page 86, and a portion of the Southeast 1/4 of Section 8, Township 5 South, Range 67 West of the 6th P.M., being more particularly described as follows:

         Basis of bearings: the South line of the Southeast 1/4 of Section 8 is assumed to bear North 90 degrees 00 minutes 00 seconds East;

         COMMENCING at the South Quarter Corner of Section 8;

         THENCE North 28 degrees 57 minutes 12 seconds East, a distance of 2099.82 feet to the POINT OF BEGINNING;

         THENCE North 89 degrees 59 minutes 47 seconds East, a distance of
         361.50 feet;

         THENCE South 00 degrees 00 minutes 00 seconds West, a distance of
         136.32 feet to a point on the North line of Lot 1, Block 1 of the 165 Subdivision Filing No. 1;



                                  SCHEDULE B-6

         THENCE South 00 degrees 00 minutes 00 seconds West, a distance of 48.06 feet;

         THENCE South 46 degrees 57 minutes 20 seconds West, a distance of 87.86 feet;

         THENCE North 90 degrees 00 minutes 00 seconds West, a distance of
         212.55 feet;

         THENCE North 34 degrees 59 minutes 47 seconds West, a distance of
         131.87 feet to a point on the North line of Lot 1, Block 1, of the 165 Subdivision Filing No. 1;

         THENCE North 34 degrees 59 minutes 47 seconds West, a distance of 15.89 feet; thence North 00 degrees 00 minutes 00 seconds East, a distance of
         123.29 feet to the POINT OF BEGINNING,

         City and County of Denver,
         State of Colorado.

                                 DOUGLAS COUNTY

12.      COLONY (SURREY RIDGE) SUBSTATION

         Parcels of land more particularly described as follows:

         Parcel A:

         A parcel of land in Section 24, Township 6 South, Range 67 West of the sixth principal meridian, Douglas County, Colorado, being more particularly described as follows:

         COMMENCING at the Northwest corner of said Section 24, whence the West Quarter Corner of said Section 24 bears South 00 degrees 06 minutes 11 seconds East a distance of 2667.01 feet;

         THENCE South 58 degrees 06 minutes 25 seconds East a distance of 54.13 feet to the POINT OF BEGINNING;

         THENCE North 89 degrees 48 minutes 35 seconds East a distance of 233.36 feet;

         THENCE South 45 degrees 08 minutes 18 seconds East a distance of 65.90 feet;

         THENCE South 00 degrees 05 minutes 10 seconds East a distance of 212.74 feet;

         THENCE South 44 degrees 54 minutes 50 seconds West a distance of 65.94 feet;

         THENCE South 89 degrees 54 minutes 50 seconds West a distance of 233.37 feet;

         THENCE North 00 degrees 05 minutes 10 seconds West a distance of 305.50 feet to the POINT OF BEGINNING;


                                  SCHEDULE B-7

         Parcel D:

         A parcel of land being sixty (60.00') feet in width, thirty (30.00') feet on each side of the following described centerline, located in the Southeast Quarter of Section 14, Northeast Quarter of Section 23 and the Northwest quarter of Section 24 all in Township 6 South, Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

         COMMENCING at the Northeast corner of said Southeast Quarter of Section 14, whence the Southeast Corner of said Section 14 bears South 01 degrees 04 minutes 04 seconds East a distance of 2664.06 feet;

         THENCE South 39 degrees 51 minutes 34 seconds West along a line non-tangent with the following described curve a distance of 652.76 feet to the southerly line of a parcel of land recorded in book 264, page 426 on July 1, 1974 in the Douglas County Clerk and Recorders Office, being the POINT OF BEGINNING;

         THENCE the following five (5) courses along existing dirt road or trail centerline;

         1. Southwesterly along the Arapahoe County of a curve to the right, having a central angle of 12 degrees 16 minutes 59 seconds, a radius of 860.00 feet, a chord bearing of South 28 degrees 24 minutes 25 seconds West, a distance of 184.02 feet, and an arc distance of 184.37 feet;

         2. THENCE South 34 degrees 32 minutes 55 seconds West tangent with the last and following described curves a distance of
                  185.60 feet;

         3. THENCE along the arc of a curve to the left, having a central angle of 1 degrees 05 minutes 24 seconds, a radius of 800.00 feet, a chord bearing South 34 degrees 00 minutes 12 seconds West a distance of 15.22 feet, and an arc distance of 15.22 feet;

         4. THENCE South 33 degrees 27 minutes 30 seconds West tangent with the last described curve a distance of 230.99 feet;

         5. THENCE South 33 degrees 05 minutes 19 seconds West tangent with the following described curve a distance of 63.86 feet;

         THENCE along the arc of a curve to the left, having a central angle of 17 degrees 08 minutes 04 seconds, a radius of 200.00 feet, a chord bearing South 24 degrees 31 minutes 17 seconds West a distance of 59.59 feet, and an arc distance of 59.81 feet;

         THENCE South 15 degrees 57 minutes 15 seconds West tangent with the last and following described curves a distance of 108.55 feet;


                                  SCHEDULE B-8

         THENCE along the arc of a curve to the left, having a central angle of 75 degrees 23 minutes 51 seconds, a radius of 150.00 feet, a chord bearing South 21 degrees 44 minutes 40 seconds East a distance of
         183.45 feet, and an arc distance of 197.39 feet;

         THENCE the following eight (8) courses along said existing dirt road or trail centerline:

         1. South 59 degrees 26 minutes 36 seconds East tangent with the last described curve a distance of 35.15 feet;

         2. THENCE South 68 degrees 40 minutes 34 seconds East a distance of 43.72 feet;

         3. THENCE North 84 degrees 29 minutes 06 seconds East a distance of 73.85 feet;

         4. THENCE South 57 degrees 01 minutes 00 seconds East a distance of 68.34 feet;

         5. THENCE South 28 degrees 47 minutes 04 seconds East tangent with the following described curve a distance of 31.85 feet;

         6. THENCE along the arc of a curve to the right, having a central angle of 30 degrees 53 minutes 10 seconds, a radius of 200.00 feet, a chord bearing South 13 degrees 20 minutes 29 seconds East a distance of 106.51 feet, and an arc distance of 107.81 feet;

         7. THENCE along the arc of a curve to the left, tangent with the last described curve, having a central angle of 15 degrees 45 minutes 50 seconds, a radius of 200.00 feet, a chord bearing of South 05 degrees 46 minutes 48 seconds East a distance of
                  54.85 feet, and an arc distance of 55.03 feet;

         8. THENCE South 13 degrees 39 minutes 43 seconds East tangent with the last described curve a distance of 21.80 feet;

         THENCE South 18 degrees 42 minutes 28 seconds East tangent with the following described curve a distance of 100.70 feet;

         THENCE along the arc of a curve to the left, having a central angle foot 9 degrees 31 minutes 51 seconds, a radius of 200.00 feet, a chord bearing South 23 degrees 28 minutes 23 seconds East a distance of 33.23 feet, and an arc distance of 33.27 feet;

         THENCE South 28 degrees 14 minutes 18 seconds East tangent with the last and following described curves a distance of 164.18 feet;

         THENCE along the arc of a curve to the left, having a central angle of 12 degrees 32 minutes 57 seconds, a radius of 200.00 feet, a chord bearing South 34 degrees 30 minutes 47 seconds East a distance of 43.72 feet, and an arc distance of 43.80 feet;

         THENCE South 40 degrees 47 minutes 15 seconds East tangent with the last and following described curves a distance of 41.82 feet;


                                  SCHEDULE B-9

         THENCE along the arc of a curve to the right, having a central angle of 17 degrees 47 minutes 53 seconds, a radius 200.00 feet, a chord bearing South 31 degrees 53 minutes 19 seconds East a distance of 61.88 feet, and an arc distance of 62.13 feet;

         THENCE South 22 degrees 59 minutes 22 seconds East tangent with the last and following described curves a distance of 713.97 feet;

         THENCE along the arc of a curve to the left, having a central angle of 67 degrees 06 minutes 49 seconds, a radius of 100.00 feet, a chord bearing of South 56 degrees 32 minutes 47 seconds East a distance of
         110.55 feet and an arc distance of 117.14 feet;

         THENCE North 89 degrees 53 minutes 49 seconds East tangent with the last described curve a distance of 32.70 feet to the point of termination, whence the Southeast corner of said Section 14 bears North 20 degrees 59 minutes 42 seconds West a distance of 128.66 feet;

         Sidelines are shortened or lengthened to intersect the southerly line of said parcel of land recorded in book 264, page 426, and the westerly line of the Surrey Ridge Substation boundary.

         Parcel E:

         A parcel of land located in Sections 24 and 23, Township 6 South, Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

         COMMENCING at the Northwest corner of said Section 24, whence the West Quarter Corner of said Section 24 bears South 00 degrees 06 minutes 11 seconds East, a distance of 2667.01 feet;

         THENCE South 11 degrees 21 minutes 30 seconds East a distance of 340.73 feet to the southerly line of Surrey Ridge Substation Site, being the POINT OF BEGINNING;

         THENCE North 89 degrees 54 minutes 50 seconds East along said southerly line of Surrey Ridge Substation site a distance of 185.92 feet;

         THENCE South 24 degrees 09 minutes 27 seconds West, a distance of
         185.11 feet;

         THENCE South 03 degrees 23 minutes 27 seconds East a distance of 1233.70 feet;

         THENCE South 17 degrees 16 minutes 47 seconds West a distance of 919.76 feet;

         THENCE South 38 degrees 14 minutes 15 seconds West a distance of 1281.45 feet;

         THENCE South 07 degrees 51 minutes 01 seconds West a distance of 1498.69 feet;


                                  SCHEDULE B-10

         THENCE South 89 degrees 32 minutes 01 seconds West along the northerly line of a parcel of land described in Reception Number 105224, Document Number 1630, recorded in the Douglas County Clerk and Recorders Office on March 23, 1959 a distance of 101.06 feet;

         THENCE North 07 degrees 51 minutes 01 seconds East a distance of 1540.46 feet;

         THENCE North 38 degrees 14 minutes 15 seconds East a distance of 1290.11 feet;

         THENCE North 17 degrees 16 minutes 47 seconds East a distance of 883.02 feet;

         THENCE North 03 degrees 23 minutes 27 seconds West a distance of 1390.31 feet to the POINT OF BEGINNING.

         Parcel F:

         A parcel of land lying in Section 13, Section 14, Section 23 and
         Section 24 all in Township 6 South, Range 67 West of the Sixth Principal Meridian, Douglas County, Colorado, being more particularly described as follows:

         COMMENCING at the Northwest Corner of said Section 24, whence the West Quarter Corner of said Section 24 bears South 00 degrees 06 minutes 11 seconds East a distance of 2667.01 feet;

         THENCE South 89 degrees 14 minutes 28 seconds West along the northerly line of the Northeast quarter of said Section 23 a distance of 27.78 feet to the POINT OF BEGINNING;

         THENCE North 75 degrees 40 minutes 59 seconds East a distance of 184.77 feet;

         THENCE South 87 degrees 37 minutes 41 seconds East a distance of 152.52 feet;

         THENCE South 46 degrees 56 minutes 28 seconds East a distance of 121.54 feet;

         THENCE South 06 degrees 45 minutes 06 seconds East a distance of 281.45 feet;

         THENCE South 46 degrees 47 minutes 03 seconds West a distance of 166.26 feet;

         THENCE North 74 degrees 24 minutes 57 seconds West a distance of 329.96 feet;

         THENCE North 02 degrees 21 minutes 14 seconds West a distance of 348.59 feet to the POINT OF BEGINNING;

         Excepting therefrom the following described parcel of land:



                                  SCHEDULE B-11

         COMMENCING at the Northwest Corner of said Section 24, whence the West Quarter Corner of said Section 24 bears South 00 degrees 06 minutes 11 seconds East a distance of 2667.01 feet;

         THENCE South 58 degrees 06 minutes 25 seconds East a distance of 54.13 feet to the POINT OF BEGINNING;

         THENCE North 89 degrees 48 minutes 35 seconds East a distance of 233.36 feet;

                                   WELD COUNTY

13.      NEW GILCREST SUBSTATION

         A parcel of land located in the Southwest one-quarter of Section 10, Township 4 North, Range 66 West of the Sixth Principal Meridian, County of Weld, State of Colorado, being more particularly described as follows:

         Basis of bearings: The South one-quarter line of Section 10, Township 4 North, Range 66 West of the Sixth Principal Meridian, bearing
         N89 degrees 26'15"E.

         Commencing at the Southwest corner of said Section 10; thence N34 degrees 06'30"E a distance of 80.25 feet to the Point Of Beginning; thence N00 degrees 00'00"E parallel with and 45 feet East of the West line of the Southwest one-quarter of said Section 10 a distance of
         304.02 feet; thence N89 degrees 26'15"E parallel with the South line of the Southwest one-quarter of said Section 10 a distance of 325.02 feet; thence S00 degrees 00'00"E parallel with the West line of the Southwest one-quarter of said Section 10 a distance of 325.02 feet to a point 45 feet North of the South line of the Southwest one-quarter of said
         Section 10; thence S89 degrees 26'15"W parallel with the South line of the Southwest one-quarter of said Section 10 a distance of 304.02 feet; thence N45 degrees 16'52"W a distance of 29.55 feet to the Point Of Beginning.

         Said parcel of land containing 105,409.60 square feet or 2.419 acres more or less.



                                   PART THIRD.

                            (MISCELLANEOUS PROPERTY)

         The following residences, garages, warehouses, buildings, structures, works and sites and the Company's lands on which the same are situated, and all easements, rights, rights of way, permits, franchises, consents, privileges, licenses, machinery, equipment, furniture and fixtures, appurtenances and supplies forming a part of said residences, garages, warehouses, buildings, structures, works and sites, or any of them, or used or enjoyed or capable of being used or enjoyed in connection or conjunction therewith, situated in the State of Colorado and the Counties thereof, more particularly described as follows:

                                JEFFERSON COUNTY



                                  SCHEDULE B-12

14.      GROUND EQUIPMENT COMPANY TRACT

         That part of Section 22, Township 2 South, Range 70 West of the 6th Principal Meridian, lying between Colorado State Highway No. 72 and the Denver and Rio Grande Western Railroad, County of Jefferson, State of Colorado, more particularly described as follows:

         Commencing at the West one-quarter of said Section 22; thence South 0 degrees 25'48" East along the West line of said Section 22, a distance of 721.74 feet to a point on the North right of way of the Denver and Rio Grande Western Railroad; thence along North right of way as follows: South 80 degrees 28'31" East a distance of 2033.16 feet to a point of circular curve; thence along the arc of said curve to the left having a radius of 2764.79 feet and a central angle of 13 degrees 14' a distance of 638.57 feet to the end of said curve, thence North 86 degrees 17'29" East, a distance of 729.07 feet to the true Point of Beginning, being Southeast corner of the parcel to be described, and also the Southeast corner of the exterior boundary as described in Deed recorded in Book 1813 at Page 365; thence departing said railroad right of way line, North 01 degrees 03'14" West, a distance of 1023.73 feet to a point on the southerly right of way of Colorado State Highway No. 72; thence North 83 degrees 39'30" West along said southerly right of way, a distance of 414.42 feet; thence South 01 degrees 03'14" East, a distance of 1096.13 feet to a point on the North right of way of said railroad; thence North 86 degrees 17'29" East along said railroad right of way, a distance of 411.41 feet to the Point of Beginning, except any portion of the above described property conveyed by Deed to the Denver Northwestern and Pacific Railway Company recorded June 25, 1907 in Book 121 at Page 290, of the Jefferson County Records, and,

         Except portion conveyed to D. L. Billings Co. Inc., trustee, by Deed recorded June 3, 1982 at Reception No. 82037261.

         Also known as Lots 16, 17, 18, part of Lot 15 and part of Lot 19, Block A, Lot 15, part of Lot 13 and part of Lot 14, Block D, together with that portion of Bronco Lane adjacent to said Lots, all in Northwest Industrial, County of Jefferson, State of Colorado.















                                  SCHEDULE B-13